UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported)  May 25, 2005
                                                 -------------------------------

                               L.B. Foster Company
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             (Exact name of registrant as specified in its charter)

         Pennsylvania              000-10436                  25-1324733
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 (State or other jurisdiction     (Commission              (I.R.S. Employer
      of incorporation)           File Number)            Identification No.)

    415 Holiday Drive, Pittsburgh, Pennsylvania                  15220
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      (Address of principal executive offices)                 (Zip Code)

 Registrant's telephone number, including area code  412-928-3417
                                                     ---------------------------

                                      None
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         (Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
      Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
      Act (17 CFR 240.13e-4(c))


Item 1.01

A.       2005 Three Year Incentive Plan

On May 25, 2005, the Registrant's Board of Directors, upon the prior recommendation of its Compensation Committee (the "Committee"), approved the "L.B. Foster Company 2005 Three Year Incentive Plan" (the "Plan"). The Plan is designed to further motivate selected senior officers to improve the Registrant's performance over the three year period, 2005 - 2007 (the "Fiscal Period").

The total amount payable under the Plan is based on a "Performance Percentage". The "Performance Percentage" is calculated by dividing Incentive Income, as defined in the Plan, minus $13,168,000, by $10,341,000. Incentive Income essentially is the Registrant's aggregate pre-tax income for the Fiscal Period, excluding income with respect to the Registrants' investments in the Dakota, Minnesota & Eastern Railroad, LIFO adjustments or other gains, losses, charges or income which the Committee, in its sole discretion, deems extraordinary.

Based  upon  the   Performance   Percentage,   the  maximum  amount  payable  to
participants is equal to the corresponding percentage in the table below (the "Payment Percentage") multiplied by $1,825,000:

            --------------------------- -------------------------
              Performance Percentage    Payout Percentage (as %
                   of $1,825,000)
            --------------------------- -------------------------

            --------------------------- -------------------------
            Less than 70%                                    -0-
            --------------------------- -------------------------
            70%                                            10.0%
            --------------------------- -------------------------
            80%                                            30.0%
            --------------------------- -------------------------
            90%                                            62.5%
            --------------------------- -------------------------
            100%                                          100.0%
            --------------------------- -------------------------
            110%                                          112.5%
            --------------------------- -------------------------
            120%                                          130.0%
            --------------------------- -------------------------
            130%                                          150.0%
            --------------------------- -------------------------
            150%                                          200.0%
            --------------------------- -------------------------


The Payout Percentage shall be adjusted proportionately between the levels in the table to reflect the Performance Percentage actually achieved.

Individual awards are calculated by multiplying the total amount available for awards by a fraction, the numerator of which is the points assigned to the participant and the denominator of which is the sum of all points assigned to all participants in the Plan. The initial participants include the President and Chief Executive Officer, 5 Senior Vice Presidents, 4 Vice Presidents and the Controller. Points have been assigned to these initial participants as follows:

                    President/CEO                      4 Points
                    Sr. Vice President                 2 Points
                    Vice President, Controller         1 Point

There are various eligibility requirements, including that a participant may not have been terminated for "cause", as defined in the Plan and that a participant may not have been terminated for any reason and received money from the Registrant in connection with such termination. If a participant ceases to be an employee of the Registrant during the Fiscal Period (yet continues to meet applicable eligibility criteria), the amount of any incentive award payable to the participant shall be determined by the Committee and such payment shall be deducted from the total amount available for other participants.

Subsequent participants, if any, shall have points assigned to them by the Committee. If a participant satisfies the eligibility requirements but ceases to be an employee of the Registrant on or prior to December 31, 2007, the Committee shall adjust such participant's points downward by an amount which the Committee, in its discretion, deems appropriate.

Notwithstanding any other provisions of the Plan, an incentive award payable to any participant may not exceed twice the incentive award that would have been payable to the participant if the Registrant had achieved a "Performance Percentage" of 100% and all of the initial participants had remained participants for the full Fiscal Period, and no subsequent participants had been added to the Plan. In addition, if the sum of all points assigned to participants is less than 19, incentive awards payable under the Plan shall be adjusted downward in amounts determined by the Committee. Any amounts not paid shall remain the Registrant's property.

Upon receiving any necessary approvals from the Registrant's shareholders, the Committee may substitute restricted shares of the Registrant's common stock for up to 50% of the incentive awards that would otherwise be payable under the Plan, based upon the Committee's determination of the fair market value of such restricted stock.

Incentive awards shall be paid on or before March 15, 2008.




Item 9.01         Exhibits



10.56             2005 Three Year Incentive Plan

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           L.B. FOSTER COMPANY
                                           (Registrant)


Date:  May 31, 2005
                                           /s/David J. Russo
                                           -------------------------------------
                                           David J. Russo
                                           Senior Vice President
                                           Chief Financial Officer and Treasurer

Exhibit Index
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Exhibit Number                              Description
--------------                              -----------

10.56                                       2005 Three Year Incentive Plan